COMMITMENTS AND CONTINGENCIES (Details Narrative) - Employment Agreement [Member] - USD ($)	1 Months Ended
	Nov. 30, 2021	Jan. 17, 2020
Corey Lambrecht [Member]
Term of agreement		1 year
Renewal term description		if employment is terminated as a result of his death or Disability, the Company shall pay the Base Salary and any accrued but unpaid Bonus and expense reimbursement amounts through the date of his Death or Disability and a lump sum payment equal to $40,000 (at the time his Death or Disability occurs) within 30 days of his Death or Disability; If employment is terminated by the Board for Cause, then the Company shall pay the Base Salary and Bonus earned through the date of his termination; If employment is terminated by the upon the occurrence of a Change of Control or within six (6) months thereafter, the Company (or its successor, as applicable) shall (i) continue to pay to the Base Salary for a period of six (6) months following such termination, (ii) pay any accrued and any earned but unpaid Bonus, (iii) pay the Bonus he would have earned had he remained with the Company for six (6) months from the date which such termination occurs, and (iv) pay expense reimbursement amounts through the date of termination
Annual salary		$ 80,000
Mr. Ralston [Member]
Term of agreement	3 years
Renewal term description	the term of the original employment agreement is extended to May 30, 2024 (automatically be extended for additional three-year periods unless either party has provided written termination at least 90 days prior to the expiration of such Term)
Annual salary	$ 280,000
Increase in living cost percentage	3.00%
Cash retention bonus	$ 5,083,333
Upaid allowances	$ 61,500
Mr. Lambrecht [Member]
Term of agreement	3 years
Annual salary	$ 225,000
Increase in living cost percentage	3.00%
Cash retention bonus percentage	20.00%